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                                                                   EXHIBIT 10.26

                          INTERPORE INTERNATIONAL, INC.

                     SCHEDULE OF PARTIES TO FORM OF EMPLOYMENT AGREEMENT



       Name                                 Title
       ----                                 -----
David C. Mercer            Chairman of the Board, Chief Executive Officer
Joseph A. Mussey           President and Chief Operating Officer
Richard L. Harrison        Sr. Vice President, Finance, Chief Financial Officer
Maxwell R. Simmonds        Sr. Vice President, Sales and Marketing
William A. Franklin, Jr.   Vice President, Operations
Edwin C. Shors, Ph.D       Vice President, Research and New Technology
Philip A. Mellinger        Vice President, Product Development